                                                                    EXHIBIT 23.3

                 CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.

The Board of Directors
International Coal Group, Inc.:

        Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the Form S-1 Registration Statement (the Form S-1). We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company's coal reserves in the Form S-1.

                                Marshall Miller & Associates, Inc.


                                By:  /s/  K. Scott Keim
                                    --------------------------------------
                                     Name:  K. Scott Keim
                                     Title: President-Energy &
                                            Mineral Resources
December 6, 2005

                 CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.


The Board of Directors
CoalQuest Development LLC:

      Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the Form S-1 Registration Statement (the Form S-1). We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company's coal reserves in the Form S-1. Marshall Miller & Associates, Inc.

                                       Marshall Miller & Associates, Inc.


                                       By:  /s/  K. Scott Keim
                                           -------------------------------------
                                           Name:    K. Scott Keim
                                           Title:   President-Energy &
                                                    Mineral Resources

December 6, 2005

                 CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.

The Board of Directors
Anker Coal Group, Inc.:

      Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the Form S-1 Registration Statement (the Form S-1). We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company's coal reserves in the Form S-1.

                                Marshall Miller & Associates, Inc.


                               By:      /s/  K. Scott Keim
                                    ------------------------------------------
                                        Name:   K. Scott Keim
                                        Title:  President-Energy &
                                                Mineral Resources

December 6, 2005